PRESS RELEASE                            FOR IMMEDIATE RELEASE
                                    June 5, 2023

Five Star Bancorp Expands into San Francisco Bay Area with Addition of Commercial Banking Team

Rancho Cordova, CA (June 5, 2023) - Five Star Bancorp (Nasdaq: FSBC) and its wholly owned subsidiary, Five Star Bank (“Five Star” or the “Company”), the top-performing community bank in the nation with assets between $3 billion and $10 billion according to S&P Global Market Intelligence, announced expansion into San Francisco, California, to seize market opportunities.

The Company is leveraging an existing team of proven Bay Area professionals led by DJ Kurtze, Five Star Bank’s San Francisco Bay Area Region President, to execute on the acquisition and retention of new clients. Five Star expects to open a Loan Production Office in, or around, the San Francisco Financial District in the coming months.

“We are pleased to announce the beginning of our regional expansion into the San Francisco Bay Area where we already have deep roots, existing relationships and extensive connectivity,” said Chief Executive Officer, James Beckwith. “Our history of successfully serving clients in this market compels us to create a physical presence through a dedicated and sophisticated team of professionals. We believe in San Francisco and have confidence in the region’s robust talent pipeline and the strength of its diverse and competitive business environment. Our clients can count on our team to listen to, and support, their interests which we expect will benefit communities through regional economic growth. We have hit the ground running.”

Headquartered in Rancho Cordova, California, Five Star Bank is a commercial bank that regularly earns top industry awards, ratings, and recognition. In addition to the #1 ranking on the S&P Global Market Intelligence annual rankings of 2022’s best-performing community banks in the nation, Five Star was recently awarded the 2022 Raymond James Community Bankers Cup recognizing the top 10% of community banks in the nation based on various profitability, operational efficiency and balance sheet metrics (banks considered for recognition include all exchange-traded domestic banks, excluding mutual holding companies and potential acquisition targets, with assets between $500 million and $10 billion as of December 31, 2022).

About Five Star Bancorp
Five Star is a bank holding company headquartered in Rancho Cordova, California. Five Star operates through its wholly owned banking subsidiary, Five Star Bank. Five Star Bank has seven branches and one loan production office in Northern California.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time.

The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Media Contact:
Heather C. Luck, Chief Financial Officer
Five Star Bancorp
hluck@fivestarbank.com
916.626.5008

Shelley R. Wetton, Chief Marketing Officer
Five Star Bancorp
swetton@fivestarbank.com
916.284.7827